Exhibit 4.1

bioventusTM INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF BIOVENTUS INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: SR. VICE PRESIDENT AND CHIEF FINANCIAL OFFICER CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED OFFICER 711 ARMSTRONG LANE PROOF OF: DECEMBER 2, 2020 COLUMBIA, TN 38401 BIOVENTUS INC. (931) 388-3003 WO—20000352    FACE OPERATOR: DKS PRODUCTION COORDINATOR: RACHAEL PORTER 931-305-2898 REV. 1 COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-13 RED. LOGO PRINTS IN 4 COLOR PROCESS. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS    OK WITH CHANGES    MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____ shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABCorp Secure since 1795 — 711 ARMSTRONG LANE, COLUMBIA, TN 38401, (931) 388-3003	PROOF OF: OCTOBER 13, 2020 BIOVENTUS INC. WO - 20000352 BACK OPERATOR: DKS
PRODUCTION COORDINATOR: RACHAEL PORTER 931-305-2898	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF